Exhibit 99.1

Fluence Energy, Inc. Announces Convertible Notes Offering and Intention to Enter into Capped Call Transactions

ARLINGTON, VA., December 9, 2024 (GLOBE NEWSWIRE) – Fluence Energy, Inc. (Nasdaq: FLNC) (“Fluence” or the “Company”), a global market leader delivering intelligent energy storage, operational services, and asset optimization software, today announced its intention to offer, subject to market and other conditions, $300.0 million aggregate principal amount of convertible senior notes due 2030 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Fluence also expects to grant the initial purchasers of the Notes an option to purchase, for settlement within a period of 13 days from, and including, the date the Notes are first issued, up to an additional $45.0 million aggregate principal amount of the Notes.

The Notes will be senior, unsecured obligations of Fluence, will accrue interest payable semi-annually in arrears and will mature on June 15, 2030, unless earlier repurchased, redeemed or converted. Before March 15, 2030, noteholders will have the right to convert their Notes in certain circumstances and during specified periods. From and after March 15, 2030, noteholders may convert their Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. Fluence will settle conversions by paying or delivering, as applicable, cash, shares of its Class A common stock (“Class A common stock”) or a combination of cash and shares of its Class A common stock, at Fluence’s election.

The Notes will be redeemable, in whole or in part (subject to certain partial redemption limitations), at Fluence’s option at any time, and from time to time, on or after December 20, 2027 and on or before the 50th scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, but only if (i) the Notes are “freely tradable”, and all accrued and unpaid additional interest, if any, has been paid in full, as of the date of the related redemption notice, and (ii) the last reported sale price per share of Fluence’s Class A common stock exceeds 130% of the conversion price for a specified period of time. The final terms of the Notes, including the interest rate, initial conversion rate and certain other terms of the Notes, will be determined at the pricing of the offering.

If certain events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require Fluence to repurchase their Notes at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

In connection with the pricing of the Notes, the Company intends to enter into privately negotiated capped call transactions (the “capped call transactions”) with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of the Company’s Class A common stock that will initially underlie the Notes. The Company anticipates that the cap price of the capped call transactions will initially represent a premium over the last reported sale price of the Company’s Class A common stock on the pricing date of the offering of the Notes.

The capped call transactions are generally expected to offset the potential dilution to the Class A common stock and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, with such offset subject to a cap, as the case may be, as a result of any conversion of the Notes. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to enter into additional capped call transactions with the counterparties.

In connection with establishing their initial hedge of these capped call transactions, the Company has been advised that the counterparties (i) may enter into various over-the-counter cash-settled derivative transactions with respect to the Class A common stock and/or purchase the Class A common stock in secondary market transactions concurrently with, or shortly after, the pricing of the Notes; and (ii) may enter into or unwind various over-the-counter derivatives and/or purchase the Class A common stock in secondary market transactions following the pricing of the Notes. These activities could have the effect of increasing or preventing a decline in the price of the Class A common stock concurrently with or following the pricing of the Notes and under certain circumstances, could affect the ability to convert the Notes.

In addition, we expect that the counterparties may modify or unwind their hedge positions by entering into or unwinding various derivative transactions and/or purchasing or selling the Class A common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to maturity of the Notes (and are likely to do so (x) during any observation period related to a conversion of the Notes or following any redemption or fundamental change repurchase of the Notes, (y) following any other repurchase of the Notes if the Company unwinds a corresponding portion of the capped call transactions in connection with such repurchase and (z) if the Company otherwise unwinds all or a portion of the capped call transactions). The effect, if any, of these transactions and activities on the market price of the Class A common stock or the Notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of the Class A common stock and the value of the Notes, and potentially the value of the consideration that a noteholder will receive upon the conversion of the Notes and could affect a noteholder’s ability to convert the Notes.

Fluence intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions. If the initial purchasers exercise their option to purchase additional Notes, Fluence expects to use a portion of the net proceeds from the sale of additional Notes to fund the cost of entering into additional capped call transactions. Fluence intends to transfer the remaining net proceeds of the offering directly to purchase an intercompany subordinated convertible promissory note issued by Fluence Energy, LLC, the proceeds of which Fluence Energy, LLC intends to use for working capital needs, upgrading one of its battery cell production lines from 305 amp hour cells to 530 amp hour cells, and general corporate purposes.

The offer and sale of the Notes and any shares of Class A common stock issuable upon conversion of the Notes have not been, and will not, be registered under the Securities Act or any other securities laws, and the Notes and any such shares cannot be offered or sold except to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any shares of Class A common stock issuable upon conversion of the Notes, nor shall there be any sale of the Notes or any such shares, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum.

There can be no assurances that the offering of the Notes will be completed as described herein or at all.

About Fluence:

Fluence Energy, Inc. (Nasdaq: FLNC) is a global market leader delivering intelligent energy storage and optimization software for renewables and storage. The Company’s solutions and operational services are helping to create a more resilient grid and unlock the full potential of renewable portfolios. With gigawatts of projects successfully contracted, deployed and under management across nearly 50 markets, the Company is transforming the way we power our world for a more sustainable future.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.  In particular, statements regarding our future results of operations and financial position, operational performance, anticipated growth and business strategy, future revenue recognition and estimated revenues, future capital expenditures and debt service obligations, projected costs, prospects, plans, and objectives of management for future operations, including, among others, statements regarding expected growth and demand for our energy storage solutions, services, and digital application offerings, relationships with new and existing customers and suppliers, introduction of new energy storage solutions, services, and digital application offerings and adoption of such offerings by customers, assumptions relating to the Company’s tax receivable agreement, expectations relating to backlog, pipeline, and contracted backlog, current expectations relating to legal proceedings, and anticipated impact and benefits from the Inflation Reduction Act of 2022 and related domestic content guidelines on us and our customers as well as any other proposed or recently enacted legislation, are forward-looking statements. In some cases, you may identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “grows,” “believes,” “estimates,” “predicts,” “potential”, “commits”, or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Among those risks and uncertainties are market conditions and the satisfaction of the closing conditions related to the offering of the Notes and the consummation of the capped calls transactions. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, our relatively limited operating and revenue history as an independent entity and the nascent clean energy industry; anticipated increasing expenses in the future and our ability to maintain prolonged profitability; fluctuations of our order intake and results of operations across fiscal periods; potential difficulties in maintaining manufacturing capacity and establishing expected mass manufacturing capacity in the future; risks relating to delays, disruptions, and quality control problems in our manufacturing operations; risks relating to quality and quantity of components provided by suppliers; risks relating to our status as a relatively low-volume purchaser as well as from supplier concentration and limited supplier capacity; risks relating to operating as a global company with a global supply chain; changes in the cost and availability of raw materials and underlying components; failure by manufacturers, vendors, and suppliers to use ethical business practices and comply with applicable laws and regulations; significant reduction in pricing or order volume or loss of one or more of our significant customers or their inability to perform under their contracts; risks relating to competition for our offerings and our ability to attract new customers and retain existing customers; ability to maintain and enhance our reputation and brand recognition; ability to effectively manage our recent and future growth and expansion of our business and operations; our growth depends in part on the success of our relationships with third parties; ability to attract and retain highly qualified personnel; risks associated with engineering and construction, utility interconnection, commissioning and installation of our energy storage solutions and products, cost overruns, and delays; risks relating to lengthy sales and installation cycle for our energy storage solutions; risks related to defects, errors, vulnerabilities and/or bugs in our products and technology; risks relating to estimation uncertainty related to our product warranties; fluctuations in currency exchange rates; risks related to our current and planned foreign operations; amounts included in our pipeline and contracted backlog may not result in actual revenue or translate into profits; risks related to acquisitions we have made or that we may pursue; events and incidents relating to storage, delivery, installation, operation, maintenance and shutdowns of our products; risks relating to our impacts to our customer relationships due to events and incidents during the project lifecycle of an energy storage solution; actual or threatened health epidemics, pandemics or similar public health threats; ability to obtain financial assurances for our projects; risks relating to whether renewable energy technologies are suitable for widespread adoption or if sufficient demand for our offerings do not develop or takes longer to develop than we anticipate; estimates on size of our total addressable market; barriers arising from current electric utility industry policies and regulations and any subsequent changes; risks relating to the cost of electricity available from alternative sources; macroeconomic uncertainty and market conditions; risk relating to interest rates or a reduction in the availability of tax equity or project debt capital in the global financial markets and corresponding effects on customers’ ability to finance energy storage systems and demand for our energy storage solutions; reduction, elimination, or expiration of government incentives or regulations regarding renewable energy; decline in public acceptance of renewable energy, or delay, prevent, or increase in the cost of customer projects; severe weather events; increased attention to ESG matters; restrictions set forth in our current credit agreement and future debt agreements; uncertain ability to raise additional capital to execute on business opportunities; ability to obtain, maintain and enforce proper protection for our intellectual property, including our technology; threat of lawsuits by third parties alleging intellectual property violations; adequate protection for our trademarks and trade names; ability to enforce our intellectual property rights; risks relating to our patent portfolio; ability to effectively protect data integrity of our technology infrastructure and other business systems; use of open-source software; failure to comply with third party license or technology agreements; inability to license rights to use technologies on reasonable terms; risks relating to compromises, interruptions, or shutdowns of our systems; changes in the global trade environment; potential changes in tax laws or regulations; risks relating to environmental, health, and safety laws and potential obligations, liabilities and costs thereunder; failure to comply with data privacy and data security laws, regulations and industry standards; risks relating to potential future legal proceedings, regulatory disputes, and governmental inquiries; risks related to ownership of our Class A common stock; risks related to us being a “controlled company” within the meaning of the NASDAQ rules; risks relating to the terms of our amended and restated certificate of incorporation and amended and restated bylaws; risks relating to our relationship with our Founders and Continuing Equity Owners; risks relating to conflicts of interest by our officers and directors due to positions with Continuing Equity Owners; risks related to short-seller activists; we depend on distributions from Fluence Energy, LLC to pay our taxes and expenses and Fluence Energy, LLC’s ability to make such distributions may be limited or restricted in certain scenarios; risks arising out of the Tax Receivable Agreement; unanticipated changes in effective tax rates or adverse outcomes resulting from examination of tax returns; risks relating to improper and ineffective internal control over reporting to comply with Sarbanes-Oxley Act; risks relating to changes in accounting principles or their applicability to us; risks relating to estimates or judgments relating to our critical accounting policies; and the factors described under the headings Part I, Item 1A. “Risk Factors” and Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. We qualify all forward-looking statements contained in this press release by these cautionary statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Contacts:

Analyst

Lexington May, Vice President, Finance & Investor Relations

+1 713-909-5629

Email: InvestorRelations@fluenceenergy.com

Media

Email: media.na@fluenceenergy.com